PROMISSORY NOTE

$105,000,000                                      June ____, 1998

          FOR VALUE RECEIVED, the undersigned, EPT DOWNREIT II, INC., a Missouri corporation ("MAKER"), promises to pay to the order of ARCHON FINANCIAL, L.P., a Delaware limited partnership, its successors and assigns ("HOLDER"), on or before the Stated Maturity Date at such place as Holder may from time to time designate in writing, the principal sum of ONE HUNDRED FIVE MILLION AND NO/100 DOLLARS ($105,000,000) in lawful money of the United States of America, together with interest thereon, from the date of disbursement of the aforesaid principal sum until payment in full at the Interest Rate (as defined in the Loan Agreement (hereinafter defined)) (based upon a year of three hundred sixty (360) days for the actual number of days elapsed) to be paid in lawful money of the United States of America. Such interest is to be paid in accordance with the Loan Agreement (hereinafter defined). The whole of the principal sum and interest hereunder shall become due and payable at the option of Holder after an Event of Default.

          Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (the "LOAN AGREEMENT"), dated as of the date hereof, by and between Maker and Holder. This is the Note referred to in the Loan Agreement (hereinafter referred to as the "NOTE").

     1.   SECURITY FOR THE LOAN.

          This Note is secured by, among other things, the Mortgaged Properties, including all assets of Maker related thereto, pursuant to the Mortgages encumbering the Land (as defined in the Mortgages) and Improvements and granting a Lien on and security interest in certain other property described therein.

     2.   EVENTS OF DEFAULT.

          The entire indebtedness evidenced by this Note (the "DEBT") or any portion thereof, shall without notice, except such notice as is required under the terms of any Loan Document, become immediately due and payable at the option of Holder, unless otherwise specified under the applicable Loan Document, if an Event of Default shall have occurred and be continuing. In the event that Holder retains counsel to collect all or any part of the Debt, or to protect, or foreclose the security provided in connection herewith, Maker agrees to pay reasonable costs of collection incurred by Holder, including reasonable attorneys' fees.

     3.   DEFAULT INTEREST RATE.

          Maker does hereby agree that, if an Event of Default shall have occurred and is continuing, Maker shall pay interest at the Default Rate on the outstanding amount of the Note and due but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law.

     4.   AUTHORITY.

          Maker represents that it has full power, authority and legal right to execute and deliver this Note and to perform its obligations hereunder, and that this Note constitutes the valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.

     5.   NOTICES.

          All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

     6.   CONSENT TO JURISDICTION; GOVERNING LAW.

          (a) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY HOLDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE MORTGAGED PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO Section 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MAKER OR HOLDER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT THE ELECTION OF HOLDER BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. MAKER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM WITH OFFICES AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF MAKER MAILED OR DELIVERED TO MAKER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MAKER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MAKER (I) SHALL GIVE PROMPT NOTICE TO HOLDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND
(III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     7.   NON-RECOURSE.

          The provisions of Section 12.24 of the Loan Agreement, relating to the exculpation of Maker, are hereby incorporated herein by reference, as if set forth in full herein.

     8.   MISCELLANEOUS.

          (a) No release of any security for the Debt or any Person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan
Documents made by agreement between Holder and any other Person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker or any other Person or party who might be or become liable for the payment of all or any part of the Debt, under the Loan Documents, except as explicitly provided in a writing satisfying the requirements of Paragraph 8(c) hereof.

          (b) Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and (except as may be expressly provided for in the Loan Documents) of acceleration.

          (c) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (d) Whenever used, the singular number shall include the plural, the plural the singular, and the words "Holder" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators as permitted under the Loan Documents.

                    [signature on next page.]

          IN WITNESS WHEREOF, Maker has duly executed or has caused its respective duly authorized officers to execute this Note on its behalf, as of the day and year first above written.

                    EPT DownREIT II, INC., a Missouri corporation


                    By:___________________________________
                       Name:
                       Title: